UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. _)

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NUZEE, INC.
(Name of Registrant as Specified In Its Charter)

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NuZee, Inc.

1401 Capital Avenue, Suite B

Plano, Texas 75074

January 27, 2021

Dear Stockholder:

I am pleased to invite you to attend the 2021 Annual Meeting of Stockholders (the “Annual Meeting”) of NuZee, Inc. The Annual Meeting is to be held on Wednesday, March 3, 2021, at 9:00 a.m., Central time, at the NuZee, Inc. corporate headquarters located at 1401 Capital Avenue, Suite B, Plano, Texas 75074.

We encourage you to indicate your voting preferences as soon as possible as described in the enclosed proxy statement if you do not plan to attend the Annual Meeting. Details regarding the Annual Meeting and the business to be conducted are more fully described in the accompanying Notice of 2021 Annual Meeting and Proxy Statement.

We intend to hold the Annual Meeting in person. However, we are actively monitoring the current coronavirus (“COVID-19”) global pandemic and are sensitive to the public health and travel concerns our stockholders may have and the protocols that governments may impose. In the event it is not possible or advisable to hold the Annual Meeting in person, we will announce alternative arrangements for the Annual Meeting as promptly as practicable, which may include holding the Annual Meeting solely by means of remote communication. If we take this step, we will announce the decision to do so in advance by filing the notice as Definitive Additional Materials with the U.S. Securities and Exchange Commission.

Your vote is important, so please act at your first opportunity. Whether or not you plan to attend the Annual Meeting, I hope you will indicate your voting preferences as soon as possible. You may vote by proxy or in person at the Annual Meeting. Please review the instructions in the Proxy Statement and on the proxy card regarding your voting options.

Thank you for your ongoing support of, and continued interest in, NuZee, Inc.

Sincerely,

/s/ Masateru Higashida
Masateru Higashida
Chair of the Board of Directors, Chief Executive Officer, President, Treasurer and Secretary

Plano, Texas

YOUR VOTE IS IMPORTANT

In order to ensure your representation at the Annual Meeting if you will not attend, please follow the corresponding instructions on the enclosed proxy card to indicate your voting preferences.

NUZEE, INC.

NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MARCH 3, 2021

To the Stockholders of NuZee, Inc.:

You are cordially invited to attend the 2021 Annual Meeting of Stockholders (the “Annual Meeting”) of NuZee, Inc., a Nevada corporation (the “Company”), to be held at 9:00 a.m., Central time, on March 3, 2021, at the Company’s offices at 1401 Capital Avenue, Suite B, Plano, Texas 75074 in order to:

1.	Elect five directors for a term of one year or until their respective successors have been duly elected and qualified;

2.	Hold a non-binding advisory vote on the compensation paid to our named executive officers;

3.	Ratify the appointment of MaloneBailey LLP, as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2021; and

4.	Transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The board of directors of the Company (the “Board”) has fixed the close of business on January 25, 2021 as the record date for determining the stockholders of the Company entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponements thereof. Please review in detail the proxy statement for a more complete statement of matters to be considered at the Annual Meeting.

The Company currently intends to hold the Annual Meeting in person. However, we are actively monitoring the COVID-19 situation. In the event it is not possible or advisable to hold the Annual Meeting in person, we will announce alternative arrangements for the meeting as promptly as practicable, which may include holding the Annual Meeting solely by means of remote communication. We will make such announcement by filing definitive additional materials with the U.S. Securities and Exchange Commission.

Your vote is very important to us regardless of the number of shares you own. Whether or not you are able to attend the Annual Meeting in person, please read the proxy statement and promptly vote your proxy via the internet, by telephone or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy card in order to assure representation of your shares at the Annual Meeting. Granting a proxy will not limit your right to vote in person if you wish to attend the Annual Meeting and vote in person.

By order of the Board of Directors,

/s/ Shanoop Kothari
Shanoop Kothari
Vice President, Chief Financial Officer and Chief Operating Officer

Plano, Texas
January 27, 2021

NuZee, Inc.

2021 Annual Meeting of Stockholders

PROXY STATEMENT

This proxy statement and the accompanying form of proxy are being furnished to the stockholders of NuZee, Inc., a Nevada corporation (the “Company”, “we”, “us”, or “our”), on or about January 27, 2021, in connection with the solicitation of proxies by the Company’s Board of Directors (the “Board”) for use at the 2021 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on March 3, 2021 at 9:00 a.m., Central time, at the offices of the Company, 1401 Capital Avenue, Suite B, Plano, Texas 75074, and any adjournment or postponements thereof. Your shares can be voted at the Annual Meeting only if you vote by proxy or if you are present and vote in person. Even if you expect to attend the Annual Meeting, please vote by proxy to assure that your shares will be represented.

We currently intend to hold the Annual Meeting in person. However, we are actively monitoring the COVID-19 situation. In the event it is not possible or advisable to hold the Annual Meeting in person, we will announce alternative arrangements for the meeting as promptly as practicable, which may include holding the Annual Meeting solely by means of remote communication. We will make such announcement by filing definitive additional materials with the U.S. Securities and Exchange Commission (the “SEC”).

The cost of soliciting proxies will be borne by the Company. Following the mailing of this proxy statement, the Company may conduct further solicitations personally, telephonically or by facsimile through its officers, directors and employees, none of whom will receive additional compensation for assisting with any such solicitations. The Company does not intend to retain a proxy solicitor in connection with the Annual Meeting. Brokerage houses, nominees, custodians and fiduciaries will be requested to forward soliciting material to beneficial owners of stock held of record by them, and the Company, upon request, will reimburse such persons for their reasonable out-of-pocket expenses in doing so.

Only holders of record of outstanding shares of the Company’s common stock, par value $0.00001 per share (“Common Stock”), at the close of business on January 25, 2021 (the “record date”), are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponements thereof. Each holder of Common Stock is entitled to one vote for each share of Common Stock held on the record date. There were 14,904,381 shares of Common Stock outstanding and entitled to vote on January 25, 2021. All stockholders as of the record date, or their duly appointed proxies, may attend the Annual Meeting. Please note that if you are a beneficial owner holding shares in “street name” (that is, through a bank, brokerage house, custodian or other holder of record), you will need to present the election inspectors at the Annual Meeting with a copy of a brokerage statement reflecting your stock ownership as of the record date and a legal proxy from such bank, brokerage house, custodian or other holder of record.

Can I revoke my proxy and change my vote?

Any stockholder of record who executes and delivers a proxy may revoke it at any time prior to its use by (i) giving written notice of revocation to the Secretary of the Company, (ii) executing and delivering a proxy bearing a later date, or (iii) appearing at the Annual Meeting, giving notice of revocation of the proxy and voting in person. If you are a beneficial owner, you will need to revoke or resubmit your proxy through your nominee and in accordance with its procedures.

What are the recommendations of the Board?

Each of the recommendations of the Board is set forth together with the description of each item in this proxy statement. In summary, the Board recommends a vote “FOR” the election of the nominees to the Board as more fully described in the section herein titled “Proposal 1;” and the Board recommends a vote “FOR” each of Proposals 2 and 3. If you sign and return your proxy card but do not specify how you want your shares voted, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board.

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The Board does not know of any other matters that may be brought before the Annual Meeting nor does it foresee or have reason to believe that the proxy holders will have to vote for a substitute or alternate board nominee for director. In the event that any other matter should properly come before the Annual Meeting or any nominee for director is not available for election, the proxy holders will vote as recommended by the Board or, if no recommendation is given, in accordance with their best judgment.

What constitutes a quorum?

The presence, in person or by proxy, of the holders of shares of Common Stock entitled to vote at the Annual Meeting representing a majority of the outstanding votes entitled to be cast is necessary to constitute a quorum at the Annual Meeting. Abstentions and broker “non-votes” will be counted as present in determining whether the quorum requirement is satisfied. For information on broker “non-votes”, see below under “What are the effects of broker non-votes?”

What vote is required to approve each item?

Proposal One — Election of directors. Assuming that a quorum is present, the affirmative votes equal to at least a majority of the votes of Common Stock entitled to vote and present in person or by proxy at the Annual Meeting are required for the election of directors. Stockholders do not have the right to cumulate their votes for directors.

Proposal Two — Non-binding Advisory Vote on compensation paid to our named executive officers. The affirmative votes equal to at least a majority of the votes of Common Stock entitled to vote and present in person or by proxy at the Annual Meeting will be required for approval of the advisory vote of the compensation of our named executive officers. Because this vote is advisory, it will not be binding upon the Board. However, the Board and its compensation committee (the “Compensation Committee”) will take into account the outcome of the vote when considering future executive compensation arrangements.

Proposal Three — Ratification of the appointment of the Independent Registered Public Accounting Firm. The affirmative votes equal to at least a majority of the votes of Common Stock entitled to vote and present in person or by proxy at the Annual Meeting will be required for approval of the ratification of the appointment of MaloneBailey LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2021.

Other Matters. For each other matter, the proposal will be approved if affirmative votes equal to at least a majority of the votes of Common Stock entitled to vote and present in person or by proxy at the Annual Meeting are cast in favor of the action.

What are the effects of broker non-votes?

A broker “non-vote” generally occurs when a broker or other nominee holding shares for a beneficial owner does not vote on a proposal because the broker or other nominee has not received instructions as to such proposal from the beneficial owner and does not have discretionary powers as to such proposal. If you are a beneficial owner and do not provide your broker or other nominee with instructions on how to vote your street name shares, your broker or nominee will not be permitted to vote them on “non-routine” matters (a broker non-vote).

The Company believes Proposals One and Two are considered non-routine matters under applicable rules. Please note that brokers may not vote your shares on Proposals One and Two in the absence of your specific instructions as to how to vote. If you hold shares in street name, it is therefore particularly important that you instruct your brokers on how you wish to vote your shares so that your vote can be counted. We encourage you to provide instructions to your broker regarding the voting of your shares.

Shares subject to a broker non-vote will not be considered entitled to vote with respect to Proposals One and Two and will not affect their outcome.

The ratification of the appointment of MaloneBailey LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2021 (Proposal Three) is considered a routine matter under applicable rules. A broker or other nominee may generally vote on routine matters, and therefore no broker non-votes are expected to exist in connection with Proposal Three.

How are abstentions treated?

Abstentions will have the effect of votes against all the Proposals.

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PROPOSAL 1 – ELECTION OF DIRECTORS

Directors and Nominees

The Articles of Incorporation, as amended (the “Articles”), of the Company provide that the Board shall consist of at least one and no more than thirteen directors, comprising only one class of directors, with the exact number being designated from time to time by resolution of the Board. Our Board is elected annually by our stockholders, and each director is elected for a term of one year or until his or her successor has been duly elected and qualified. Our nominees for election include two of our current independent directors, two independent director nominees and the person who serves as our Chairman and Chief Executive Officer. Proxies cannot be voted for a greater number of persons than the number of nominees named in this proxy statement.

The number of members of our Board is currently five (5). The Board has nominated Masateru Higashida, Kevin J. Conner, and J. Chris Jones, each of whom currently serve on the Board, to stand for re-election as directors at the Annual Meeting. The Board has also nominated Nobuki Kurita and David G. Robson, each of whom is a new director nominee, for election at the Annual Meeting. If Messrs. Higashida, Conner, Jones, Kurita and Robson are elected, they will each serve a term expiring at the annual meeting of stockholders in 2022, or until their successors are elected and qualified. The Board has also determined that Allen S. Morton and Shanoop Kothari, each of whom currently serves on the Board, will not be nominated for re-election at the Annual Meeting. There are no family relationships among any of our director nominees or executive officers.

Nobuki Kurita and David G. Robson were initially recommended to the nominating and corporate governance committee of the Board (the “Nominating and Corporate Governance Committee”) by Mr. Higashida, our Chairman and Chief Executive Officer. The Chair of the Nominating and Corporate Governance Committee met with Messrs. Kurita and Robson and reviewed their qualifications and the Nominating and Corporate Governance Committee subsequently recommended to the Board that they be nominated for election as directors by our stockholders at the Annual Meeting.

The Board has no reason to believe that any of its nominees will refuse or be unable to accept election. However, if any nominee is unable to accept election or if any other unforeseen contingencies should arise, the Board may designate a substitute nominee. If the Board designates a substitute nominee, the persons named as proxies will vote for the substitute nominee designated by the Board.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ELECTION OF EACH OF THE LISTED NOMINEES.

The following table, together with the accompanying text, sets forth certain information with respect to each of our director nominees:

Nominees for Director

Name	Age	Position	Director Since
Masateru Higashida	49	Chief Executive Officer, President, Treasurer, Secretary and Chairman of the Board	2011
Kevin J. Conner	58	Director	2019
J. Chris Jones	65	Director	2019
Nobuki Kurita	65	Director Nominee	—
David G. Robson	54	Director Nominee	—

MASATERU HIGASHIDA Mr. Higashida has served as the Chief Executive Officer, Secretary, and Treasurer of the Company since October 2014, and as Chair of the Board since April 2013. In July 2020, Mr. Higashida was also re-appointed President of the Company. He previously also held the position of President from October 2014 until August 2017, and Chief Financial Officer from August 2014 until February 2019. Mr. Higashida previously founded multiple companies, including a Singapore-based investment company, and began his career in the financial industry in Nagoya, Japan.

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Mr. Higashida is an employee director. The Board values Mr. Higashida’s extensive experience operating the Company.

KEVIN J. CONNER Mr. Conner has served on our Board since October 2019. Mr. Conner is currently Managing Director of Conner & Associates, a restructuring & turnaround servicing firm he founded in 1991. Mr. Conner has held senior management and board seats of public & private companies along with being the Chair of the Conner & Associates’ SEC audit practice. Mr. Conner is frequently retained as a qualified expert witness in matters before both Federal and State courts, including both corporate governance and general business matters. Mr. Conner holds an MS in Taxation from Philadelphia University and a BS in Accounting from West Chester University of Pennsylvania along with being licensed to practice as a CPA in the State of New York and the Commonwealth of Pennsylvania.

Mr. Conner’s qualifications for election to the Board include his expertise in public company accounting and regulatory compliance matters.

J. CHRIS JONES Mr. Jones has served on our Board since October 2019. Mr. Jones currently serves as the Managing Director of Haddington Ventures, LLC, a venture fund manager and advisor Mr. Jones co-founded in 1998, where he focuses on acquisitions, financing and administrative issues of portfolio companies. While at Haddington, Mr. Jones has served on over 12 boards of directors of portfolio companies, including multiple companies that were ultimately acquired by publicly traded companies, such as Lodi Gas Storage, which was sold to Buckeye Partners, and Bear Paw Energy, which was sold to Northern Border Partners. Prior to the formation of Haddington, Mr. Jones served as Vice President and Chief Financial Officer of Tejas Power Corporation (“TPC”), a publicly traded company, from 1985 until his appointment as Senior Vice President and Chief Operating Officer in 1995. He also served as a Director of Market Hub Partners, L.P., TPC’s natural gas storage joint venture with Dayton Power & Light, New Jersey Resources, NIPSCO and Public Service Electric and Gas. Prior to his association with TPC, Mr. Jones served as Secretary/Treasurer, and later Chief Financial Officer of The Fisk Group, Inc., a U.S. and international electrical contracting subsidiary of Amec p.l.c., a publicly traded U.K. company. He was employed with The Fisk Group from 1979 to 1985. Mr. Jones began his professional career with the auditing firm Price Waterhouse in Houston, Texas in 1977. He received his BBA degree in Accounting from the University of Texas at Austin in 1977.

Mr. Jones’ qualifications for election to the Board include his experience both in the operation of public company business and serving on the boards of directors of public companies and his related expertise in corporate governance matters.

Nobuki Kurita Mr. Kurita, who is presently retired, served as President of Sony China Co., Ltd and as Chief Operating Officer at Sony Corporation (Sony HQ), in each case from April 2012 to June 2016. From September 2017 to March 2020, Mr. Kurita served as President and Chief Operating Officer of Restar Holdings Corporation (formerly known as UKC Holdings Corporation) (“Restar”). Restar, which is listed on the Tokyo Stock Exchange, is engaged in trading of semiconductors in Japan and internationally.

Mr. Kurita’s qualifications for election to the Board include his extensive executive leadership expertise and experience, including serving as a top executive for a publicly traded company in Japan, and his related expertise in marketing, strategic planning, risk management, and technical innovation.

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David G. Robson Mr. Robson has over twenty-five years of operational, finance and accounting experience and has held senior positions with both public and private companies in a variety of industries. Mr. Robson has served on the Board of Directors of Payference, a software business, since February 2020. Mr. Robson served as the Chief Financial Officer and Chief Compliance Officer of Farmer Brothers Co., a publicly traded national distributor of coffee, tea and culinary products from February 2017 to November 2019. His responsibilities included overseeing mergers and acquisitions, investor relations, information technology and finance. Mr. Robson served as the Chief Financial Officer of PIRCH, a curator and retailer of kitchen, bath and outdoor home brands, from September 2014 to September 2016. He oversaw all aspects of accounting, financial planning and analysis, fund raising, treasury, merchandise planning and legal, with responsibility for developing strategies, processes and operating priorities to upscale a high growth retailer while building strong finance and merchandising teams. From January 2012 to September 2014, Mr. Robson was the Chief Financial Officer of U.S. AutoParts, an online provider of auto parts and accessories. Prior to that, he served as the Executive Vice President and Chief Financial Officer of Mervyns LLC, a former discount department store chain, from 2007 to 2011. From 2001 to 2007, he served as the Senior Vice President of Finance and Principal Accounting Officer for Guitar Center, Inc. Mr. Robson began his career with the accounting firm Deloitte & Touche Tohmastu. Mr. Robson graduated with a Bachelor of Science degree in Accounting from the University of Southern California and is a certified public accountant (inactive) in the State of California.

Mr. Robson’s qualifications for election to the Board include his experience as Chief Financial Officer and Chief Compliance Officer of a national distributor of coffee, tea and culinary products as well as his vast operational, finance and accounting experience with both public and private companies in a variety of industries.

Board and Committee Meetings; Attendance

The Company does not have a policy requiring director attendance at its annual meeting of stockholders, but directors are expected to attend. All of our current directors (including those who were attending only as director nominees) attended in person our last annual meeting. During the fiscal year ended September 30, 2020 (“fiscal year 2020”), the Board held 11 meetings, including telephonic meetings. During fiscal year 2020, all directors attended at least 75% of the aggregate of the meetings of the Board and of each of the Board committees on which he served at the time.

Director Independence

We require that a majority of our Board be independent in accordance with the rules of the Nasdaq Capital Market. Our Board has undertaken a review of the independence of our current directors and new director nominees and considered whether any current director or new director nominee has any direct or indirect material relationship with us that could compromise his ability to exercise independent judgment in carrying out his responsibilities. As a result of this review, our Board has affirmatively determined that Messrs. Conner, Jones and Morton, representing three of our five current directors, all of whom served on the Board during fiscal year 2020, are “independent directors” as defined under SEC rules and the listing standards of the Nasdaq Capital Market. All of the current members of the Board’s committees are also independent under such standards. In addition, our Board has affirmatively determined that Messrs. Kurita and Robson, our two new director nominees, will be “independent directors” as defined under SEC rules and the listing standards of the Nasdaq Capital Market if they are elected at the Annual Meeting. The Board acts independently of management and regularly holds independent director sessions of the Board without members of management present. Messrs. Higashida and Kothari (who was not nominated by the Board for re-election) are not considered independent due to their service as executive officers of the Company.

Compensation Committee Interlocks and Insider Participation

During fiscal year 2020, our Compensation Committee consisted of Mr. Jones, and Mr. Morton, who was not nominated by the Board for re-election. None of the members of our Compensation Committee is or has been one of our employees or officers. None of our executive officers currently serves, or during the past fiscal year has served, as a member of the board of directors or compensation committee of another entity that has one or more executive officers serving on our Compensation Committee.

Committees of the Board of Directors

Our Board has established an audit committee (the “Audit Committee”), the Compensation Committee and the Nominating and Corporate Governance Committee. The composition and responsibilities of each of the committees of our Board is described below. Members will serve on these committees until their resignation or until as otherwise determined by our Board.

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The current members of the Board and the committees of the Board on which they currently serve are identified in the table below. If elected at the Annual Meeting, Messrs. Kurita and Robson, our two new director nominees, are each expected to be appointed to serve on one or more standing committees of the Board.

Name	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Masateru Higashida	—	—	—
Kevin J. Conner	Chairman	—	—
J. Chris Jones	Member	Member	Chairman
Shanoop Kothari*	—	—	—
Allen S. Morton*	Member	Chairman	Member

* Messrs. Kothari and Morton were not nominated by the Board for re-election at the Annual Meeting.

Audit Committee

Our Audit Committee is currently composed of Messrs. Conner and Jones, as well as Mr. Morton, who was not nominated by the Board for re-election. Mr. Conner serves as the chairperson of our Audit Committee. Our Board has determined that each current member of our Audit Committee meets the requirements for independence and financial literacy under the applicable rules and regulations of the SEC. Our Board has also determined that Mr. Conner is an “audit committee financial expert” as defined in the rules of the SEC and has the requisite financial sophistication as defined under the listing standards of the Nasdaq Capital Market. During fiscal year 2020, our Audit Committee met three times.

The responsibilities of our Audit Committee include, among other things:

●	selecting and hiring the independent registered public accounting firm to audit our financial statements;
●	overseeing the performance of the independent registered public accounting firm and taking those actions as it deems necessary to satisfy itself that the accountants are independent of management;
●	reviewing financial statements and discussing with management and the independent registered public accounting firm our annual audited and quarterly financial statements, the results of the independent audit and the quarterly reviews, and the reports and certifications regarding internal control over financial reporting and disclosure controls;
●	preparing the audit committee report that the SEC requires to be included in our annual proxy statement;
●	reviewing the adequacy and effectiveness of our internal controls and disclosure controls and procedures;
●	overseeing our policies on risk assessment and risk management;
●	reviewing and approving related party transactions; and
●	approving or, as required, pre-approving, all audit and all permissible non-audit services and fees to be performed by the independent registered public accounting firm.

Our Audit Committee operates under a written charter that satisfies the applicable rules and regulations of the SEC and the rules of the Nasdaq Capital Market. A copy of the charter can be found on the Company’s website at https://mynuzee.com/corporate-governance/.

Compensation Committee

Our Compensation Committee is currently composed of Messrs. Jones and Morton. Mr. Morton, who was not nominated by the Board for re-election, serves as the chairperson of our Compensation Committee. Our Board has determined that each current member of our Compensation Committee meets the requirements for independence under the applicable rules and regulations of the SEC. Each current member of the Compensation Committee is a non-employee director, as defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). During fiscal year 2020, our Compensation Committee met once.

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The purpose of our Compensation Committee is to oversee our compensation policies, plans and benefit programs and to discharge the responsibilities of our Board relating to compensation of our executive officers. The responsibilities of our Compensation Committee include, among other things:

●	reviewing and approving compensation of our executive officers and reviewing and recommending to the Board for approval compensation of our directors;
●	overseeing our overall compensation philosophy and compensation policies, plans and benefit programs for service providers, including our executive officers;
●	reviewing, approving and making recommendations to our Board regarding incentive compensation and equity plans; and
●	administering our equity compensation plans.

Our Compensation Committee operates under a written charter that satisfies the applicable rules and regulations of the SEC and the rules of the Nasdaq Capital Market. A copy of the charter can be found on the Company’s website at https://mynuzee.com/corporate-governance/.

The Compensation Committee has the authority, in its sole discretion, to select, appoint and retain outside compensation consultants for advice. The Compensation Committee is directly responsible for the appointment, compensation and oversight of any such consultant, and the Company is responsible for providing appropriate funding for payment of reasonable compensation to any such consultant, as determined by the Compensation Committee. The Compensation Committee also has the authority, in its sole discretion, to retain and obtain the advice and assistance of outside legal counsel and other advisors. In selecting a consultant, outside counsel and other advisors, the Compensation Committee evaluates its independence by considering applicable rules of the Nasdaq Capital Market and any other factors that the Compensation Committee deems relevant to the consultant’s independence from management.

The Compensation Committee has retained Sanli Pastore & Hill, Inc. (“SPH”) as an independent consultant to advise it on executive and director compensation matters, including in connection with fiscal year 2020 compensation matters. SPH is engaged directly by and reports directly to our Compensation Committee, and does no other work for the Company. As requested, a representative of SPH communicates with Compensation Committee members outside of meetings. The Compensation Committee considered the applicable rules of the Nasdaq Capital Market and determined that SPH qualifies as an independent compensation consultant in accordance with applicable SEC and Nasdaq Capital Market rules.

The Compensation Committee charter does not restrict the Compensation Committee from delegating any of its authority or responsibilities to individual members of the committee or a subcommittee of the Compensation Committee, although the Compensation Committee did not delegate any of its responsibilities during fiscal year 2020.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is currently composed of Mr. Jones, and Mr. Morton, who was not nominated by the Board for re-election. Mr. Jones serves as chairperson of our Nominating and Corporate Governance Committee. Our Board has determined that all current members of our Nominating and Corporate Governance Committee meet the requirements for independence under the applicable rules and regulations of the SEC. During fiscal year 2020, our Nominating and Corporate Governance Committee did not hold any formal meetings. However, in the first quarter of fiscal year 2021, the Chair of our Nominating and Corporate Governance Committee met with Messrs. Kurita and Robson, our two new director nominees, and the Nominating and Corporate Governance Committee subsequently acted to recommend to the Board their nominations for election to the Board.

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The responsibilities of our Nominating and Corporate Governance Committee include, among other things:

●	identifying, evaluating and selecting, or making recommendations to our Board regarding, nominees for election to our Board and its committees;
●	evaluating the performance of our individual directors;
●	considering and making recommendations to our Board regarding the composition of our Board and its committees;
●	considering director nominees recommended by shareholders; and
●	developing and making recommendations to our Board regarding corporate governance guidelines and matters.

Our Nominating and Corporate Governance Committee operates under a written charter that satisfies the applicable rules and regulations of the SEC and the rules of the Nasdaq Capital Market. A copy of the charter can be found on the Company’s website at https://mynuzee.com/corporate-governance/.

The Company has adopted Corporate Governance Guidelines (the “Corporate Governance Guidelines”), which set forth, among other things, certain criteria for the Nominating and Corporate Governance Committee to consider in evaluating potential director nominees who have the education, business experience, and current insight necessary to understand the Company’s business and be able to evaluate and oversee the direction and performance of the Company. The Nominating and Corporate Governance Committee is also required to assess whether a director candidate meets all other criteria as may be established by the Board, including functional skills, corporate leadership, diversity, international experience, or other attributes that the Board believes will contribute to the development and expansion of the Board’s knowledge and capabilities. While the Company does not have a formal diversity policy, the Board and the Nominating and Corporate Governance Committee believe that considerations of diversity are, and will continue to be, an important component relating to the Board’s composition, as multiple and varied points of view contribute to a more effective decision-making process.

The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders. In making recommendations for board nominees for election at any annual meeting of stockholders, the Nominating and Corporate Governance Committee will consider any written suggestions received by our Secretary, not less than 90 nor more than 120 days prior to the anniversary of the date that the proxy statement was furnished to our stockholders in connection with the prior year’s annual meeting of stockholders. Suggestions must be mailed to our Secretary at the Company’s principal executive offices. The manner in which director nominee candidates suggested in accordance with this policy are evaluated does not differ from the manner in which candidates recommended by other sources are evaluated.

Board Leadership Structure and Role in Risk Oversight

Mr. Higashida is the chairman of the Board and the Company’s Chief Executive Officer. The Company believes that the Chief Executive Officer is best situated to serve as chairman of the Board because he is the director most familiar with our business and industry and the director most capable of identifying strategic priorities and executing our business strategy. In addition, having a single leader eliminates the potential for confusion and provides clear leadership for the Company. We believe that this leadership structure has served the Company well.

Our Board has overall responsibility for risk oversight. The Board has delegated responsibility for the oversight of specific risks to Board committees as follows:

●	The Audit Committee oversees the Company’s risk policies and processes relating to the financial statements and financial reporting processes, as well as key credit risks, liquidity risks, market risks and compliance, and the guidelines, policies and processes for monitoring and mitigating those risks.
●	The Compensation Committee oversees the compensation of our chief executive officer and our other executive officers and reviews our overall compensation policies for employees.
●	The Nominating and Corporate Governance Committee oversees risks related to the Company’s governance structure and processes.

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Limitation of Liability of Directors and Officers

Pursuant to Nevada Law, the Articles exclude personal liability for our directors and officers for monetary damages based upon any violation of their fiduciary duties as directors, except as to liability for any breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, or any transaction from which a director or officer receives an improper personal benefit. This exclusion of liability does not limit any right which a director or officer may have to be indemnified and does not affect any director’s or officer’s liability under federal or applicable state securities laws. We have agreed to indemnify our directors and officers against expenses, judgments, and amounts paid in settlement in connection with any claim against a director or officer if he or she acted in good faith and in a manner he believed to be in our best interests.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires the Company’s officers and directors and persons who own more than ten percent of a registered class of the Company’s equity securities to file reports of ownership and changes of ownership with the SEC. Officers, directors and beneficial owners of more than ten percent of the Common Stock are required by SEC regulations to furnish the Company with copies of all reports that they file with the SEC pursuant to Section 16(a) of the Exchange Act. As a matter of practice, we typically assist our officers and directors with these matters and file these reports on their behalf.

Based solely on a review of the copies of such forms furnished to the Company or written representations from certain reporting persons, the Company believes that during fiscal year 2020 its officers, directors and beneficial owners of more than ten percent of the Common Stock were in compliance except for Shanoop Kothari, who was late in filing a Form 4 upon the performance-based vesting of certain options to acquire shares of Common Stock, due to an administrative error on the part of the Company.

Code of Ethics

Our Board has adopted a Code of Business Conduct and Ethics which is applicable to NuZee, Inc. and to all our directors and officers, including our principal executive officer and principal financial officer.

A copy of the Company’s Code of Ethics may be obtained free of charge by making the request to the Company in writing or on the Company’s website at https://mynuzee.com/code-of-business-ethics/.

Derivatives Trading, Hedging, and Pledging Policies

Our Insider Trading Policy provides that, unless advance approval is obtained from the designated Compliance Officer thereunder, none of our executive officers or directors (collectively, “Covered Persons”) may acquire, sell, or trade in any interest or position relating to the future price of Company securities, such as a put option, a call option, or execute a short sale, or engage in hedging or monetization transactions or similar arrangements with respect to Company securities. These prohibitions apply whether or not such Company securities were acquired through the Company’s equity compensation programs. The objective of this policy is to enhance alignment between the interests of our Covered Persons and those of our stockholders. Company employees who are not executive officers are not subject to the prohibitions described in this paragraph.

Further, our Insider Trading Policy provides that no Covered Person or any Company employee may pledge Company securities as collateral to secure loans. This prohibition means, among other things, that these Covered Persons and Company employees may not hold Company securities in a “margin” account, which would allow the Covered Person or Company employee to borrow against their holdings to buy securities.

Stockholder Communications with Directors

Stockholders may communicate their comments or concerns in writing to members of the Board. Any such communication should be addressed to the attention of the Company’s Secretary at the Company’s principal executive offices. Any such communication must state, in a conspicuous manner, that it is intended for distribution to the entire Board. Under the procedures established by the Board, upon the Secretary’s receipt of such a communication, the Company’s Secretary will send a copy of such communication to each member of the Board, identifying it as a communication received from a stockholder. Absent unusual circumstances, at the next regularly scheduled meeting of the Board held more than two days after such communication has been distributed, the Board will consider the substance of any such communication.

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Director Compensation

Pursuant to a director compensation policy approved by the Board in November 2020, the Company compensates its non-employee Board members at a rate of $2,000 per month plus an additional $3,000 for each quarterly Board meeting attended. The Company also reimburses Board members for any reasonable out-of-pocket expenses incurred by them in connection with any travel requested by and on behalf of the Company in connection with attendance at board and committee meetings.

In addition, directors may in the future receive stock options to purchase shares of our Common Stock at the discretion of our Board. In November 2020, the Board and the Compensation Committee awarded stock options to our non-employee Board members, as further described below.

As set forth in the Corporate Governance Guidelines, directors who are also employees of the Company will not be paid for Board membership in addition to their regular employee compensation. Accordingly, Mr. Higashida and Mr. Kothari (who was not nominated by the Board for re-election) do not receive separate compensation for their services as directors of the Company. Their compensation is discussed and summarized in the Summary Compensation Table included in this proxy statement.

Director Compensation Table

The following table shows for the fiscal year ended September 30, 2020 certain information with respect to the compensation of our non-employee directors who served in fiscal year 2020:

	Fees Earned	Total
Name	($)	($)
Kevin J. Conner(1)	31,000	31,000
J. Chris Jones(1)	31,000	31,000
Allen S. Morton(1)(2)	31,000	31,000

(1) As further described below (see “—Fiscal Year 2021 Option Grant”), Messrs. Conner, Jones and Morton each received 228,323 options in fiscal year 2021 as equity compensation for their Board service.

(2) Mr. Morton was not nominated by the Board for re-election.

Fiscal Year 2021 Option Grant

Following the end of fiscal year 2020, on November 4, 2020, the Company issued 228,323 options to each of our non-employee Board members at an exercise price of $10.15 per share as equity compensation for their Board service. One half of the options (114,162) were fully vested on the grant date. The remainder of the options vest in installments of 57,081 on November 4, 2021 and 57,080 on November 4, 2022.

EXECUTIVE OFFICERS OF THE COMPANY

The Company’s executive officers, their ages and their positions with the Company are as follows:

Name	Age	Position
Masateru Higashida	49	Chief Executive Officer, President, Treasurer, Secretary and Chairman of the Board
Shanoop Kothari	48	Vice President, Chief Financial Officer, Chief Operating Officer, and Current Director*
Travis Gorney	40	Vice President and Chief Marketing Officer

* Mr. Kothari was not nominated by the Board for re-election.

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The principal occupations and positions for at least the past five years of Messrs. Kothari and Gorney are as follows:

Shanoop Kothari. Mr. Kothari has served as our Chief Financial Officer since March 2019 and has served as our Chief Operating Officer and Vice President since July 2020. Mr. Kothari has also served as a member of our Board since October 2019. However, Mr. Kothari was not nominated by the Board for re-election at the Annual Meeting, with the Board nominating in favor of an independent director candidate. Mr. Kothari previously served as our Senior Vice President from March 2019 to July 2020. Prior to joining the Company, Mr. Kothari was Managing Director at B. Riley FBR, Inc. (“FBR”) since 2014 and has been involved in providing a wide range of financial services to FBR’s oil and gas clients. Before joining FBR, Mr. Kothari worked in the oil & gas industry as the CFO of a private refinery that was a joint venture with a small private equity firm and HollyFrontier, at Credit Suisse in energy investment banking, in finance for a publicly traded software company as well as in public accounting with Price Waterhouse. Mr. Kothari has 20+ years of accounting, finance and capital markets experience within organizations ranging from a handful of employees to multi-national organizations with tens of thousands of employees. Mr. Kothari holds a BA (Honors) in Accounting from Southern Methodist University and an MBA (High Honors) from Rice University. Mr. Kothari is also a licensed CPA / CIA and possesses Series 7 / 24 licenses.

Travis Gorney. Mr. Gorney has served as our Vice President and Chief Marketing Officer since July 2020. He previously served as our President and Chief Operating Officer from September 2017 to July 2020, as our Senior VP of Sales and Marketing from January 2017 to August 2017, and as our VP of Sales and Supply Chain Management from February 2016 to January 2017. Mr. Gorney became a full-time employee of the Company in April 2013, following two years of consulting for Mr. Higashida on a project concerning bottled spring water from New Zealand as well as a line of certified organic beauty products. From 2008 through 2018, Mr. Gorney acted as President and CEO of Left Coast Threads, Inc., a company that operates retail clothing stores. Previously, in 2003, Mr. Gorney formed Point Blank Beverage, Inc. where, as President and CEO, he developed a premium energy drink by the name of Torque. Mr. Gorney began his career in the beverage industry as national sales manager for a start-up independent energy beverage company named Rollin X, LLC, where he worked from 2002 until 2004.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth, as of January 25, 2021, the beneficial ownership of our Common Stock by:

●	each person, or group of affiliated persons, known by us to beneficially own more than 5% of our Common Stock;
●	each of our named executive officers;
●	each of our current directors and director nominees; and
●	all executive officers and directors as a group.

Allen S. Morton, a current director, was not nominated by the Board for re-election at the Annual Meeting. Nobuki Kurita and David G. Robson are new director nominees. Except as otherwise indicated, all shares are owned directly, and the percentage shown is based on 14,904,381 shares of Common Stock issued and outstanding on January 25, 2021. On October 28, 2019, we completed a l-for-3 reverse stock split, which became effective on November 12, 2019 (the “Reverse Split”). Unless we indicate otherwise, all share and per share information in this proxy statement reflects the Reverse Split.

Information with respect to beneficial ownership has been furnished by each director, officer or beneficial owner of more than five percent (5%) of our common stock. We have determined beneficial ownership in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. In addition, the rules include shares of our Common Stock issuable pursuant to the exercise of stock options that are either immediately exercisable or exercisable within 60 days of January 25, 2021. These shares are deemed to be outstanding and beneficially owned by the person holding those options for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to applicable community property laws.

Except as otherwise indicated below, the address of each person listed in the table below is 1401 Capital Avenue, Suite B, Plano, Texas 75074.

Name of Beneficial Owner	Shares of Common Stock Beneficially Owned	Percentage of Shares of Common Stock Beneficially Owned (2)
Current Directors, Director Nominees and Named Executive Officers
Masateru Higashida(1)	5,062,709	33.3%
Shanoop Kothari(2)	270,548	1.8%
Travis Gorney(3)	563,334	3.8%
Kevin J. Conner(4)	114,162	*
J. Chris Jones(4)	114,162	*
Allen S. Morton(4)	114,162	*
Nobuki Kurita	—	—
David G. Robson	—	—
All Executive Officers and Directors as a group (6 persons)	6,239,077	39.6%
All other 5% Stockholders
Katsuyoshi Eguchi (5) 4-1002, Omori, Moriyama-ku Nagoya-Shi, Aichi-ken, Japan 463-0021	913,576	6.1%

* Represents less than 1% of our outstanding Common Stock.

(1)   Includes (a) 14,164 shares of Common Stock owned by NuZee Co., Ltd. (“NCL”), an entity 100% owned by Mr. Higashida, and (b) options to purchase 304,000 shares of Common Stock that may be exercised within 60 days of January 25, 2021.

(2)    Includes (a) options to purchase 133,333 shares of Common Stock that may be exercised within 60 days of January 25, 2021 and (b) 137,215 shares of Common Stock, including 101,476 restricted shares for which Mr. Kothari has full voting power.

(3)    Includes options to purchase 56,667 shares of Common Stock that may be exercised within 60 days of January 25, 2021.

(4)    Includes options to purchase 114,162 shares of Common Stock that may be exercised within 60 days of January 25, 2021.

(5)    Number of shares based on information reported on Schedule 13D filed with the SEC on September 25, 2020, reporting beneficial ownership by (a) Katsuyoshi Eguchi, (b) Eguchi Holdings Co, Ltd. (“Eguchi Holdings”), (c) EGC Co., Ltd. (“EGC”), and (d) Gold Coast LLC (“Gold Coast”). According to the report, (i) Mr. Eguchi has sole voting and dispositive power over 390,712 shares and shared voting and dispositive power over 522,864 shares, (ii) Eguchi Holdings has shared voting and dispositive power over 495,363 shares, (iii) EGC has shared voting and dispositive power over 6,667 shares, and (iv) Gold Coast has shared voting and dispositive power over 20,834 shares. According to the report, Mr. Eguchi is the Chief Executive Officer of Eguchi Holdings, the chairman of the board of directors of EGC, and the sole equity owner of Gold Coast, and, as such, is in the position to determine the investment and voting decisions made by each of Eguchi Holdings, EGC, and Gold Coast.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In addition to the director and executive officer compensation arrangements discussed herein in the sections titled “Director Compensation” and “Executive Compensation”, the following is a description of each transaction since October 1, 2018, and each currently proposed transaction, in which:

●	we have been or are to be a participant;
●	the amount involved exceeded or will exceed the lesser of (i) $120,000 or (ii) 1% of the average of the Company’s total assets at year end for the last two completed fiscal years; and
●	any of our directors, executive officers or, to our knowledge, beneficial owners of 5% or more of our capital stock, or any immediate family member of or person sharing the household with any of these individuals or entities, had or will have a direct or indirect material interest.

Mark Gorney, the father of Travis Gorney, our Vice President and Chief Marketing Officer, is an hourly employee of the Company, and he received approximately $27,000 in compensation for his services during each of the fiscal years ended September 30, 2020 and September 30, 2019. On April 1, 2019, Mark Gorney was also granted options to purchase 5,000 shares of our common stock at an exercise price of $19.50, which vest in four equal annual installments beginning on April 1, 2020.

Since October 1, 2019, the Company inadvertently transferred approximately $95,000 in the aggregate to NCL, an entity 100% owned by Mr. Higashida, the Chair of the Board and the Company’s Chief Executive Officer, President and Treasurer. The amount inadvertently transferred in fiscal 2020 was $55,000 in the aggregate with the balance in October 2020 and November 2020. The Company’s intended recipient of such funds was NuZee Investments Co., Ltd. (“NuZee INV”), a wholly owned subsidiary of the Company, as the Company transfers to NuZee INV in the ordinary course of business approximately $10,000 to $20,000 a month to cover NuZee INV’s payroll and other similar expenses. Shortly after its receipt of each misdirected payment, NCL redirected the entire amount of such funds to the intended recipient (NuZee INV) and, accordingly, the net amount received from the Company by NCL was zero. After an internal review, the Company determined that the inadvertent transfers were caused by miscommunications between the Company’s U.S. and Japanese employees.

Control by Officers and Directors

Our officers and directors and their affiliates beneficially own, in the aggregate, approximately 39.6% of our outstanding common stock as of January 25, 2021. As a result, in certain circumstances, these stockholders acting together may be able to determine matters requiring approval of our stockholders, including the election of our directors, or they may delay, defer or prevent a change in control of us. See “Security Ownership of Certain Beneficial Owners and Management” herein.

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PROPOSAL 2 – ADVISORY VOTE APPROVING NAMED EXECUTIVE OFFICER COMPENSATION

In accordance with Section 14A of the Exchange Act and Rule 14a-21(a) promulgated thereunder, we are asking our stockholders to approve, in a non-binding advisory vote, the compensation of our named executive officers (our “NEOs”) as disclosed in this proxy statement pursuant to Item 402 of Regulation S-K. This proposal, commonly known as a “Say on Pay” proposal, gives stockholders the opportunity to provide input – to endorse or not endorse –the compensation of our NEOs. Unless the Board modifies its policy of holding an advisory “Say on Pay” vote on an annual basis, the next advisory Say on Pay” vote will be held at our 2022 annual meeting of stockholders.

We strongly encourage you to carefully review the Executive Compensation discussion and compensation tables and narrative discussions and related material included in this Proposal 2. Thereafter, we request your input on the compensation of our NEOs through your vote on the advisory resolution that follows the Executive Compensation discussion.

EXECUTIVE COMPENSATION

Our NEOs for fiscal year 2020, consisting of our principal executive officer and the next two most highly compensated executive officers, were:

●	Masateru Higashida, Chief Executive Officer, President, Treasurer, Secretary and Chairman of the Board;

●	Shanoop Kothari, Vice President, Chief Financial Officer, Chief Operating Officer, and current Director who not nominated by the Board for re-election; and

●	Travis Gorney, Vice President and Chief Marketing Officer.

Summary Compensation Table

The following table sets forth information regarding the compensation earned by each of our NEOs during the fiscal years ended September 30, 2020 and September 30, 2019.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($)(1)	Total ($)
Masateru Higashida	2020	180,000	—	—	180,000
Chief Executive Officer, President, Secretary, Treasurer	2019	180,000	120,000	—	300,000
Shanoop Kothari	2020	225,000	100,000	—	325,000
Vice President, Chief Financial Officer and Chief Operating Officer	2019	125,337	—	3,900,000	4,025,337
Travis Gorney	2020	120,000	63,065	—	183,065
Vice President, Chief Marketing Officer	2019	120,000	—	—	120,000

(1)	Amounts listed in this column represent the aggregate fair value of the awards computed as of the grant date of each award in accordance with Financial Accounting Standards Board Accounting Standards Codification No. 718, Compensation-Stock Compensation, or FASB ASC Topic 718, rather than amounts paid to or realized by the named individual. See the notes to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended September 30, 2019 for a discussion of assumptions made in determining the grant date fair value and compensation expense of our stock options. These amounts do not necessarily correspond to the actual value that the named executive officers may realize upon exercise.

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Narrative to Summary Compensation Table

There are no arrangements or plans in which we provide pension, retirement or similar benefits for our executive officers. Our executive officers may receive stock options and restricted stock at the discretion of our Board in the future. We do not have any material bonus or profit sharing plans pursuant to which cash or non-cash compensation is or may be paid to our executive officers, except that stock options or restricted stock may be granted at the discretion of our Board from time to time. Except as described below under “— Executive Employment Agreements,” we have no plans or arrangements in respect of remuneration received or that may be received by our executive officers to compensate such officers in the event of termination of employment (as a result of resignation, retirement, change of control) or a change of responsibilities following a change of control.

Outstanding Equity Awards at Fiscal Year End

The following table sets forth information regarding outstanding equity awards held by our named executive officers as of September 30, 2020:

		Option Awards
Name and Principal Position	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)		Number of Securities Underlying Unexercised Options Unexercisable (#)		Option Exercise Price ($)	Option Expiration Date
Masateru Higashida	07/20/2017	304,000		202,667	(1)	1.68	07/20/2027
Shanoop Kothari	04/01/2019	133,333	(2)	16,667	(3)	19.50	04/01/2029
Travis Gorney	06/30/2015	16,000		–		1.80	02/23/2026
	08/01/2015	16,667		–		1.80	02/23/2026
	02/01/2016	16,000		–		1.80	02/01/2026
	07/11/2016	–		106,667	(4)	2.64	07/11/2026
	01/01/2017	8,000		–		1.53	01/01/2027

(1)	The options vest, subject to Mr. Higashida’s continued employment, in installments of 101,334 on July 20, 2021 and 101,333 on July 20, 2022.
(2)	133,333 options were to vest upon the Company’s listing on any tier of the Nasdaq Stock Market on or before December 31, 2020. The Common Stock began trading on the Nasdaq Capital Market on June 19, 2020, resulting in the vesting of such options.
(3)	The options vest, subject to Mr. Kothari’s continued employment, upon the Company’s completion of a strategic acquisition of a business with a purchase price of not less than $25 million.
(4)	The options vest in their entirety on December 31, 2021.

Executive Employment Arrangements

Agreement with Mr. Higashida

On August 15, 2017, we entered into an Executive Employment Agreement with Mr. Higashida setting forth the terms of his employment. Pursuant to the agreement, Mr. Higashida serves as our Chief Executive Officer, President, Treasurer and Secretary and as a member of the Board.

Pursuant to the agreement, Mr. Higashida is entitled to an annual base salary, currently set at $180,000, and an annual bonus opportunity in an amount determined each year by the Board. The payment of the annual bonus is determined by our Board based upon our achievement of goals and objectives for the relevant year. For Mr. Higashida’s salary and bonus information for fiscal year 2020, see “— Summary Compensation Table.” Mr. Higashida is also eligible to participate in any equity compensation plan of the Company, including the NuZee, Inc. 2013 Stock Incentive Plan (the “2013 Plan”) and the NuZee, Inc. 2019 Stock Incentive Plan (the “2019 Plan”), and to receive future equity awards at the Board’s discretion. For awards outstanding as of September 30, 2020, see “— Outstanding Equity Awards at Fiscal Year-End.” Mr. Higashida also participates in all of our employee benefit programs for which he is eligible and receives reimbursement for his reasonable business expenses, including travel expenses.

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Pursuant to his employment agreement with us, if Mr. Higashida resigns for “good reason” or his employment is terminated by us without “cause,” each as defined in the agreement, Mr. Higashida is entitled to receive payment equal to (i) his accrued but unpaid salary for the period through the date of his resignation or termination, plus (ii) an amount equal to one and one-half times his annual base salary, plus (iii) an amount equal to one and one-half times the amount of bonus he received during the previous calendar year, plus (iv) reimbursement for premiums paid to continue Mr. Higashida’s health, dental and vision insurance pursuant to the Consolidated Omnibus Reconciliation Act of 1985 (“COBRA”) until the of earlier of 18 months or the date on which Mr. Higashida becomes eligible to participate in a group medical plan sponsored by any other employer. For purposes of Mr. Higashida’s agreement, “good reason” means (a) the material breach by the Company of any of its obligations under the agreement, (b) the change of Mr. Higashida’s office, title or responsibilities, or any action by us resulting in the material diminution of Mr. Higashida’s position, duties or authorities, or (c) the relocation of our principal executive offices or the requirement that Mr. Higashida relocate anywhere outside of San Diego County, California, in each case without Mr. Higashida’s written consent, and “cause” means Mr. Higashida’s (x) gross negligence, gross neglect or willful misconduct in the performance of his duties resulting in a material adverse effect on us, (y) conviction for, deferred adjudication of or plea of no contest to a felony, or (z) material breach of any material provision of the agreement.

Also under the agreement, if within 12 months following a change in control of the Company Mr. Higashida resigns for “good reason” or his employment is terminated by us without “cause,” Mr. Higashida is entitled to receive payment equal to (i) his accrued but unpaid salary for the period through the date of his resignation or termination, plus (ii) the value of any accrued and unused paid time off, plus (iii) an amount equal to two times the amount of bonus he received during the previous calendar year, plus (iv) reimbursement for premiums paid to continue Mr. Higashida’s health, dental and vision insurance pursuant to COBRA until the of earlier of 18 months or the date on which Mr. Higashida becomes eligible to participate in a group medical plan sponsored by any other employer.

If Mr. Higashida dies during the term of the agreement, Mr. Higashida’s estate is entitled to receive payment equal to (i) Mr. Higashida’s accrued but unpaid salary for the period through the date of his death, plus (ii) the value of any accrued and unused paid time off, plus (iii) a salary continuance for 12 months.

If Mr. Higashida becomes incapable of performing the duties and services required of him under the agreement on a full-time basis due to accident, physical or mental illness, or other circumstance which renders him mentally or physically incapable, we may terminate Mr. Higashida’s employment for such disability. In such event, Mr. Higashida is entitled to receive the same payment as he would if he were terminated without cause as described above.

Agreement with Mr. Kothari

On March 31, 2019, we entered into an Employment Agreement with Mr. Kothari setting forth the terms of his employment. Pursuant to the agreement, Mr. Kothari serves as our Vice President, Chief Financial Officer and Chief Operating Officer.

Pursuant to the agreement, Mr. Kothari is entitled to an annual base salary, currently set at $250,000, and an annual bonus opportunity based on us achieving certain performance milestones established by the Chief Executive Officer and President, in an amount to be revisited at the end of each fiscal year. For Mr. Kothari’s salary and bonus information for fiscal year 2020, see “— Summary Compensation Table.”

Under the agreement, Mr. Kothari received options to purchase 200,000 shares of our common stock that vest as follows: (a) 16,667 options vest upon the Company’s completion of a strategic acquisition of a business with a purchase price of not less than $25 million; (b) 133,333 options were to vest upon the Company’s listing on any tier of the Nasdaq Stock Market on or before December 31, 2020, and so such options vested on June 19, 2020 when the Common Stock began trading on the Nasdaq Capital Market; and (c) 50,000 options were to vest upon certain capital raising milestones as of December 31, 2019 that were not fulfilled, and so such options were forfeited as of December 31, 2019. Mr. Kothari is also eligible to participate in any equity compensation plan of the Company, including the 2013 Plan and the 2019 Plan, and to receive future equity awards at the Board’s discretion. For awards outstanding as of September 30, 2020, see “— Outstanding Equity Awards at Fiscal Year-End.” Mr. Kothari also receives 10 days of paid vacation per year under the agreement and reimbursement for his pre-approved business expenses, including travel expense. Mr. Kothari is further eligible for any additional benefits available to our employees, including health and profit sharing plans or other benefits.

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In the event Mr. Kothari’s employment is terminated, regardless of whether such termination is for cause or otherwise, Mr. Kothari is entitled to receive his accrued but unpaid salary for the period through the effective date of his termination, plus any appropriate benefits mandated by COBRA.

In addition, on January 11, 2021, the Compensation Committee granted to Mr. Kothari an award of 152,215 restricted shares (the “Restricted Shares”) of Common Stock under the 2019 Plan. The Restricted Shares vest as follows: (i) 50,739 Restricted Shares vested immediately; (ii) 50,739 Restricted Shares will vest on March 31, 2021; and (iii) 50,737 Restricted Shares vest on March 31, 2022. Pursuant to the award agreement (the “Agreement”) for the Restricted Shares, in the event of a Change in Control of the Company or a termination of Mr. Kothari’s employment by the Company without Cause (in each case, as defined in the Agreement), the Company shall immediately accelerate vesting of 100% of the Restricted Shares that remain unvested at the time of such event.

Agreement with Mr. Gorney

On August 15, 2017, we entered into an Employment Agreement with Mr. Gorney setting forth the terms of his employment. Pursuant to the agreement, Mr. Gorney serves as our Vice President and Chief Marketing Officer.

Pursuant to the agreement, Mr. Gorney is entitled to an annual base salary, currently set at $120,000, and a quarterly bonus opportunity based on us achieving target adjusted gross sales for the preceding quarter, in an amount determined by the Board for each applicable quarter. Mr. Gorney is also eligible for an annual bonus opportunity in an amount determined each year by the Board based on a percentage of the Company’s net profits. For Mr. Gorney’s salary and bonus information for fiscal year 2020, see “— Summary Compensation Table.”

Under the agreement, Mr. Gorney is also eligible to participate in any equity compensation plan of the Company, including the 2013 Plan and the 2019 Plan, and to receive future equity awards at the Board’s discretion. For awards outstanding as of September 30, 2020, see “— Outstanding Equity Awards at Fiscal Year-End.” Mr. Gorney also receives 10 days of paid vacation per year under the agreement and reimbursement for his pre-approved business expenses, including travel expense. Mr. Gorney is further eligible for any additional benefits available to our employees, including health and profit sharing plans or other benefits.

In the event Mr. Gorney’s employment is terminated, regardless of whether such termination is for cause or otherwise, Mr. Gorney is entitled to receive his accrued but unpaid salary for the period through the effective date of his termination, plus any appropriate benefits mandated by COBRA.

Equity Compensation Plan Information

Our Board has adopted the 2013 Plan and the 2019 Plan for the purposes of promoting the long-term success of the Company and the creation of stockholder value. Our stockholders have approved the adoption of the 2013 Plan and the 2019 Plan. The 2013 Plan provides for the grant of stock options, restricted share awards, and stock appreciation rights. The 2019 Plan provides for the grant of stock options and restricted shares.

The following table sets forth information concerning the 2013 Plan and the 2019 Plan as of September 30, 2020:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	1,620,667	$5.74	4,845,998
Equity compensation plans not approved by security holders	—	—	—
Total	1,620,667	$5.74	4,845,998

The Board believes that the compensation of our NEOs is appropriate and recommends a vote “FOR” the following advisory resolution, which will be submitted for a stockholder vote at the Annual Meeting:

“RESOLVED, that the stockholders approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the SEC, including the compensation tables, narrative discussion and related matters.”

You may vote “for” or “against” the foregoing resolution, or you may “abstain.” This vote is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and the philosophy, policies, and procedures described in this proxy statement.

While the advisory vote is non-binding, the Board and the Compensation Committee will review the results of the vote and take the concerns of our stockholders into account in future determinations concerning our executive compensation program. The Board therefore recommends that you indicate your support for the compensation policies and procedures for our NEOs, as outlined in the above resolution.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF THE NEOs.

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PROPOSAL 3 – THE RATIFICATION OF THE APPOINTMENT OF MALONEBAILEY LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2021

The Board has appointed MaloneBailey LLP (“MaloneBailey”) as our independent registered certified public accounting firm for the fiscal year ending September 30, 2021 and has further directed that the selection of MaloneBailey be submitted to a vote of stockholders at the Annual Meeting for ratification.

As described below, the stockholder vote is not binding on the Board. If the appointment of MaloneBailey is not ratified, the Board will evaluate the basis for the stockholder vote when determining whether to continue the firm’s engagement, but may ultimately determine to continue the engagement of the firm or another audit firm without re-submitting the matter to stockholders. Even if the appointment of MaloneBailey is ratified, the Board may in its sole discretion terminate the engagement of the firm and direct the appointment of another independent auditor at any time during the year if it determines that such an appointment would be in the best interests of our Company and our stockholders.

Representatives of MaloneBailey are expected to attend the Annual Meeting by telephone, and will be available to respond to appropriate questions and, if they desire, to make a statement.

INDEPENDENT REGISTERED CERTIFIED PUBLIC ACCOUNTING FIRM FEES AND SERVICES

The following table sets forth a summary of the fees paid to MaloneBailey for professional services rendered for the fiscal years ended September 30, 2020 and 2019:

Fee Category	Fiscal Year 2020	Fiscal Year 2019
Audit Fees(1)	$119,000	$122,366
Tax Fees(2)	—	—
Audit-Related Fees(3)	67,590	—
All Other Fees(4)	—	—
Total Fees	$186,590	$122,366

(1) Audit fees consist of fees billed for professional services rendered for the audit of our Company’s financial statements and review of our interim financial statements included in quarterly reports and services that are normally provided by our auditors in connection with statutory and regulatory filings or engagements.

(2) Tax fees consist of fees billed for professional services for tax compliance, tax advice and tax planning.

(3) Audit related fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees”.

(4) All Other Fees consist of the aggregate fees billed in each of the last two fiscal years for the products and services provided by our auditors, other than the products and services included in Audit Fees, Tax Fees, and Audit-Related Fees.

Pre-Approval Policies and Procedures

The Audit Committee’s policy is to pre-approve all audit and other services rendered by our independent registered public accounting firm. Our independent registered public accounting firm has not been engaged to perform any non-audit services.

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Report of the Audit Committee

The following audit committee report shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, and shall not otherwise be deemed filed under these acts, except to the extent we specifically incorporate by reference into such filings.

Our Audit Committee is composed of “independent” directors, as determined in accordance with the Nasdaq Capital Market listing standards and Rule 10A-3 of the Exchange Act. The Audit Committee has certain duties and powers as described in its written charter adopted by the Board. A copy of the charter can be found on the Company’s website.

The purpose of the Audit Committee is to assist the oversight of the Board in the integrity of the financial statements of the Company, the Company’s compliance with legal and regulatory matters, the independent registered public accountant’s qualifications and independence, and the performance of the Company’s independent registered public accountant. The primary responsibilities of the Audit Committee include overseeing the Company’s accounting and financial reporting process and audits of the financial statements of the Company on behalf of the Board.

Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. The independent registered public accountant is responsible for auditing the financial statements and expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles.

In this context, the Audit Committee reviewed and discussed with management and the independent auditors the audited financial statements for the fiscal year ended September 30, 2020 (the “Audited Financial Statements”). The Audit Committee has discussed with MaloneBailey, the Company’s independent auditors, the matters required to be discussed by applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. In addition, the Audit Committee has received the written disclosures and the letter from the independent auditors required by applicable requirements of the PCAOB regarding the independent auditors’ communications with the Audit Committee concerning independence, and has discussed with the independent auditors the independent auditors’ independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board, and the Board approved, that the Audited Financial Statements be included in our Annual Report on Form 10-K for the fiscal year ended September 30, 2020 for filing with the SEC.

The report has been furnished by the Audit Committee of the Board.

Kevin J. Conner, Chair
J. Chris Jones
Allen S. Morton

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF MALONEBAILEY LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2021.

In the event of a negative stockholder vote on the ratification of MaloneBailey as our independent registered public accounting firm, our Audit Committee will reconsider its selection.

19

STOCKHOLDER PROPOSALS

If any stockholder intends to present a proposal to be considered for inclusion in our proxy materials for the 2022 annual meeting of stockholders, the proposal must comply with the requirements of Rule 14a-8 of Regulation 14A of the Exchange Act and must be received by the Company no later than September 29, 2021, unless the date of our 2022 annual meeting is changed by more than 30 days from March 3, 2022, in which case, the proposal must be received a reasonable time before we begin to print and mail our proxy materials. All proposals must comply with the applicable requirements or conditions established by the SEC and the Company’s bylaws, which requires among other things, certain information to be provided in connection with the submission of stockholder proposals. All proposals must be directed to the Secretary of the Company at 1401 Capital Avenue, Suite B, Plano, Texas 75074. The persons designated as proxies by the Company in connection with the 2022 annual meeting of stockholders will have discretionary voting authority with respect to any stockholder proposal for which the Company does not receive timely notice.

OTHER MATTERS

The Company knows of no other matters to be submitted at the Annual Meeting. If any other matters properly come before the Annual Meeting, the enclosed proxy card confers discretionary authority on the persons named in the enclosed proxy card to vote as they deem appropriate on such matters. It is the intention of the persons named in the enclosed proxy card to vote the shares in accordance with their best judgment.

AVAILABLE INFORMATION

The Company files Annual Reports on Form 10-K with the SEC. A copy of the Annual Report on Form 10-K for the fiscal year ended September 30, 2020 (except for certain exhibits thereto), including our audited financial statements and any financial statement schedules, may be obtained, free of charge, upon written request by any stockholder to: NuZee, Inc. 1401 Capital Avenue, Suite B, Plano, Texas 75074. Attention: Investor Relations. Copies of all exhibits to the Annual Report on Form 10-K are available upon a similar request, subject to reimbursing the Company for its expenses in supplying any exhibit.

20

VOTE ON INTERNET

Go to http://www.vstocktransfer.com/proxy

Click on Proxy Voter Login and log-on using the below control number. Voting polls will close at 11:59 pm EST on March 2, 2021.

CONTROL #

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the envelope we have provided.

VOTE BY EMAIL

Mark, sign and date your proxy card and return it to vote@vstocktransfer.com

VOTE BY FAX

Mark, sign and date your proxy card and return it to 646-536-3179.

VOTE IN PERSON

If you would like to vote in person, please attend the Annual Meeting to be held on March 3, 2021 at 9:00 a.m. CST at the Company's offices at 1401 Capital Avenue, Suite B, Plano, Texas 75074.

* SPECIMEN *
1 MAIN STREET
ANYWHERE PA 99999-9999

Please Vote, Sign, Date and Return Promptly in the Enclosed Envelope.

2021 Annual Meeting of Stockholders Proxy Card - NUZEE, INC.

▼ DETACH PROXY CARD HERE TO VOTE BY MAIL ▼

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL DIRECTOR NOMINEES AND "FOR" PROPOSALS 2 AND 3.

(1) Election of Directors:

☐ FOR ALL NOMINEES LISTED BELOW (except as marked to the contrary below)

☐ WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE INDIVIDUAL NOMINEES STRIKE A LINE THROUGH THE NOMINEES' NAMES BELOW:

01 Masateru Higashida   02 Kevin J. Conner   03 J. Chris Jones   04 Nobuki Kurita   05 David G. Robson

(2) To approve, on advisory basis, on the compensation paid to our named executive officers;

☐ VOTE FOR   ☐ VOTE AGAINST   ☐ ABSTAIN

☐ VOTE FOR   ☐ VOTE AGAINST   ☐ ABSTAIN

Date ____________ **Signature** ____________ **Signature, if held jointly** ____________

To change the address on your account, please check the box at right and indicate your new address in the space above. ☐

* SPECIMEN *   AC:ACCT9999   90.00

NUZEE, INC.

Annual Meeting of Stockholders

March 3, 2021

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders To Be Held on March 3, 2021

The Proxy Statement, Notice of Annual Meeting and a Letter to Stockholders are available at https://mynuzee.com/annual-meeting-information/

NUZEE, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, having received notice of the meeting and management's Proxy Statement therefore, and revoking all prior proxies, hereby appoints Masateru Higashida and Shanoop Kothari, or either of them, as proxies to represent and vote and act upon the following matters in respect of all shares of Common Shares of NuZee, Inc. (the "Company"), which the undersigned will be entitled to vote if personally present at the Annual Meeting of the Stockholders of the Company to be held on March 3, 2021, at 9:00 a.m., Central time, at the Company's offices at 1401 Capital Avenue, Suite B, Plano, Texas 75074, and at any adjournment or postponement thereof. The proxies are further authorized to vote, in their discretion, upon such other business as may properly come before the meeting.

This proxy, when properly executed, will be voted as directed herein. If no direction is made, the proxy shall be voted **"FOR"** the election of the nominees to the board of directors, **"FOR"** the approval, on advisory basis, of the compensation paid to our named executive officers, **"FOR"** the ratification of the appointment of MaloneBailey LLP, as the Company's independent registered public accounting firm for the fiscal year ending September 30, 2021.

In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any postponements or adjournments of the meeting.

Please check here if you plan to attend the Annual Meeting of Stockholders on March 3, 2021 at 9:00 a.m. Central time. ☐

PLEASE INDICATE YOUR VOTE ON THE REVERSE SIDE

(Continued and to be signed on Reverse Side)